UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 6, 2004

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NOVADEL PHARMA INC.
(Exact Name of Registrant as Specified in Its Charter)

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Delaware	000-23399	22-2407152
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

25 Minneakoning Road
Flemington, New Jersey 08822
(Address of principal executive offices) (Zip Code)

(908) 782-3431
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry Into a Material Definitive Agreement.

On December 6, 2004, Dr. Henry Kwan joined NovaDel Pharma Inc. (the “Company”), as Head of Pharmaceutical Sciences. At this time, a definitive employment agreement has not been executed; however, the expected terms of Dr. Kwan’s employment will be a three year term of employment and an annual base salary of $235,000, subject to periodic review by the Company’s board of directors. In addition, Dr. Kwan shall receive options to purchase a total of 150,000 shares of common stock of the Company pursuant to the terms and conditions of the Company's 1998 Stock Option Plan.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1.	Press release dated December 8, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaDel Pharma Inc.

By: /s/ Gary A. Shangold
Name: Gary A. Shangold, Ph.D.
Title: President and Chief Executive Officer

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